1. FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND

a) The approval of the Agreement and Plan of Reorganization between the TVP Trust and the VIP Trust:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

  FOR                82,549.531                 63.277%                     93.691%
  AGAINST                 0.000                  0.000%                      0.000%
  ABSTAIN             5,559.060                  4.261%                      6.309%
                  --------------              ---------                 -----------
  TOTAL              88,108.591                 67.538%                    100.000%

        b) To vote upon any other business that may legally be presented at the Special Meeting or any adjournment thereof:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

GRANT                88,108.591                 67.538%                    100.000%
WITHHOLD                  0.000                  0.000%                      0.000%
                 ---------------              ---------                  ---------
TOTAL                88,108.591                 67.538%                    100.000%


2.       FRANKLIN SMALL CAP INVESTMENTS FUND

        a) The approval of the Agreement and Plan of Reorganization between the TVP Trust and the VIP Trust:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

FOR                 3,676,403.633               93.958%                     94.009%
AGAINST                44,760.236                1.144%                      1.145%
ABSTAIN               189,517.399                4.843%                      4.846%
                  -----------------           ---------                   ---------
TOTAL               3,910,681.268               99.945%                    100.000%



b) To vote upon any other business that may legally be presented at the Special Meeting or any adjournment thereof:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

GRANT               3,703,351.276               94.647%                     94.698%
WITHHOLD              207,329.992                5.298%                      5.302%
                 -----------------            ---------                   ---------
TOTAL               3,910,681.268               99.945%                    100.000%


3. MUTUAL SHARES INVESTMENTS FUND

a) The approval of the Agreement and Plan of Reorganization between the TVP Trust and the VIP Trust:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

FOR                  462,972.399                 94.879%                    96.236%
AGAINST                5,433.373                  1.113%                     1.130%
ABSTAIN               12,673.914                  2.598%                     2.634%
                 -----------------             ---------                  ---------
TOTAL                481,079.686                 98.590%                   100.000%

b) To vote upon any other business that may legally be presented at the Special Meeting or any adjournment thereof:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

GRANT                461,166.097                 94.509%                    95.861%
WITHHOLD              19,913.589                  4.081%                     4.139%
                 -----------------             ---------                  ---------
TOTAL                481,079.686                 98.590%                   100.000%


4. TEMPLETON ASSET ALLOCATION FUND

a) The approval of the Agreement and Plan of Reorganization between the TVP Trust and the VIP Trust:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

FOR                27,094,661.662                90.077%                    90.154%
AGAINST             1,263,049.081                 4.199%                     4.202%
ABSTAIN             1,696,087.868                 5.639%                     5.644%
                 -----------------             ---------                  ---------
TOTAL              30,053,798.611                99.915%                   100.000%


b) To vote upon any other business that may legally be presented at the Special Meeting or any adjournment thereof:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

  GRANT            26,660,551.851               88.634%                     88.709%
  WITHHOLD          3,393,246.760               11.281%                     11.291%
                  ----------------            ---------                ------------
  TOTAL            30,053,798.611               99.915%                    100.000%


5. TEMPLETON BOND FUND
   CLASS 1

a) The approval of the Agreement and Plan of Reorganization between the TVP Trust and the VIP Trust:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

  FOR               1,838,325.020               88.161%                     88.162%
  AGAINST              92,878.521                4.454%                      4.454%
  ABSTAIN             153,973.197                7.384%                      7.384%
                  -----------------           ---------                 ------------
  TOTAL             2,085,176.738               99.999%                    100.000%

b) To vote upon any other business that may legally be presented at the Special Meeting or any adjournment thereof:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

  GRANT             1,884,544.622               90.377%                     90.378%
  WITHHOLD            200,632.116                9.622%                      9.622%
                  ----------------            ---------                 ------------
  TOTAL             2,085,176.738               99.999%                    100.000%


     TEMPLETON BOND FUND
     CLASS 2

a) The approval of the Agreement and Plan of Reorganization between the TVP Trust and the VIP Trust:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

  FOR                 44,120.171                87.875%                     87.875%
  AGAINST              4,594.020                 9.150%                      9.150%
  ABSTAIN              1,493.684                 2.975%                      2.975%
                  ----------------            ---------                ------------
  TOTAL               50,207.875               100.000%                    100.000%


b) To vote upon any other business that may legally be presented at the Special Meeting or any adjournment thereof:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

  GRANT              34,300.012                68.316%                      68.316%
  WITHHOLD           15,907.863                31.684%                      31.684%
                 ----------------            ---------                 ------------
  TOTAL              50,207.875               100.000%                     100.000%

6. TEMPLETON DEVELOPING MARKETS FUND

a) The approval of the Agreement and Plan of Reorganization between the TVP Trust and the VIP Trust:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

  FOR              38,032,307.453               86.083%                     88.233%
  AGAINST             995,683.149                2.254%                      2.310%
  ABSTAIN           4,076,316.877                9.226%                      9.457%
                  ----------------            ---------                 ------------
  TOTAL            43,104,307.479               97.563%                    100.000%

b) To vote upon any other business that may legally be presented at the Special Meeting or any adjournment thereof:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

  GRANT             38,631,788.028             87.440%                      89.624%
  WITHHOLD           4,472,519.451             10.123%                      10.376%
                   ----------------          ---------                  ------------
  TOTAL             43,104,307.479             97.563%                     100.000%


7. TEMPLETON INTERNATIONAL FUND

a) The approval of the Agreement and Plan of Reorganization between the TVP Trust and the VIP Trust:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

  FOR              44,879,630.867               87.392%                     89.738%
  AGAINST           1,787,919.242                3.482%                      3.575%
  ABSTAIN           3,344,423.594                6.512%                      6.687%
                  ----------------           ---------                 ------------
  TOTAL            50,011,973.703               97.386%                    100.000%



b) To vote upon any other business that may legally be presented at the Special Meeting or any adjournment thereof:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

  GRANT           43,860,720.509                85.408%                     87.700%
  WITHHOLD         6,151,253.194                11.978%                     12.300%
                ----------------              ---------                   ------------
  TOTAL           50,011,973.703                97.386%                    100.000%



8. TEMPLETON STOCK FUND

a) The approval of the Agreement and Plan of Reorganization between the TVP Trust and the VIP Trust:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

  FOR              25,499,530.878               89.210%                     89.931%
  AGAINST             973,896.763                3.407%                      3.434%
  ABSTAIN           1,881,277.073                6.582%                      6.635%
                  ----------------            ---------                ------------
  TOTAL            28,354,704.714               99.199%                    100.000%

b) To vote upon any other business that may legally be presented at the Special Meeting or any adjournment thereof:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

  GRANT            25,347,301.455               88.677%                     89.394%
  WITHHOLD          3,007,403.259               10.522%                     10.606%
                  ----------------            ---------                 ------------
  TOTAL            28,354,704.714              99.199%                     100.000%


9. FRANKLIN S&P 500 INDEX FUND

a) The approval of the Agreement and Plan of Reorganization between the TVP Trust and the VIP Trust:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

  FOR                627,225.217              94.103%                       94.103%
  AGAINST             13,207.807               1.982%                        1.982%
  ABSTAIN             26,096.418               3.915%                        3.915%
                  ----------------          ---------                   ------------
  TOTAL              666,529.442             100.000%                      100.000%


b) To vote upon any other business that may legally be presented at the Special Meeting or any adjournment thereof:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

  GRANT              614,437.387                92.185%                     92.185%
  WITHHOLD            52,092.055                 7.815%                      7.815%
                 ----------------             ---------                 ------------
  TOTAL              666,529.442               100.000%                    100.000%



10. FRANKLIN STRATEGIC INCOME INVESTMENTS FUND

a) The approval of the Agreement and Plan of Reorganization between the TVP Trust and the VIP Trust:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

  FOR                410,740.206                99.287%                     99.287%
  AGAINST                  0.000                 0.000%                      0.000%
  ABSTAIN              2,950.644                 0.713%                      0.713%
                 ----------------             ---------                 ------------
  TOTAL              413,690.850               100.000%                    100.000%


b) To vote upon any other business that may legally be presented at the Special Meeting or any adjournment thereof:


                    NO. OF SHARES       % OF OUTSTANDING SHARES       % OF SHARES VOTED

  GRANT             409,699.206                  99.035%                    99.035%
  WITHHOLD            3,991.644                   0.965%                     0.965%
                  ----------------             ---------                ------------
  TOTAL             413,690.850                 100.000%                   100.000%